Balance Sheets (Unaudited) (USD $)	Jun. 30, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 69	$ 99
Prepaid office rent		400
Total current assets	69	499
Total Assets	69	499
Current Liabilities:
Accounts payable and accrued expenses (Note 5)	16,570	15,165
Loan from a shareholder (Note 6)	159,000	154,000
Total Current Liabilities	175,570	169,165
Shareholders' Equity
Preferred stock, par value $0.0001, 5,000,000 shares authorized;none issued and outstanding as of June 30, 2011 and December 31, 2010
Common stock, par value $0.0001, 100,000,000 shares authorized; 3,550,000 shares issued and outstanding as of June 30, 2011 and December 31, 2010	355	355
Additional paid-in capital	149,645	149,645
Deficit accumulated during the development stage	(325,501)	(318,666)
Stockholders' deficiency	(175,501)	(168,666)
Total Liabilities and Shareholders' Equity	$ 69	$ 499